UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2008

OPTIMER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10110 Sorrento Valley Road, Suite C

San Diego, CA  92121
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 909-0736

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On November 10, 2008, Optimer Pharmaceuticals, Inc. issued a press release announcing top-line results from the first of two Phase 3 clinical trials evaluating OPT-80 for the treatment of Clostridium difficile Infection (CDI). The top-line analysis of data from the trial showed that OPT-80 achieved the primary endpoint of clinical cure and demonstrated a lower recurrence rate vs. Vancocin.  92.1% of patients treated with OPT-80 (per protocol population) achieved clinical cure, while only 13.3% experienced a recurrence vs. 24.0% for Vancocin. Patients treated with OPT-80 had a global cure rate (cure with no recurrence within four weeks) of 77.7%, which was greater than Vancocin at 67.1%. OPT-80 was well-tolerated.  The top-line results from the trial are summarized below:

Per Protocol (microbiologically evaluable)	OPT-80 (200mg bid)	Vancocin® capsules (125mg qid)	p-value	95% Confidence Interval
Clinical Cure	92.1% (244/265 patients)	89.8% (254/283 patients)	NA	(-2.6,)*
Recurrence	13.3% (28/211)	24.0% (53/221)	0.004	(-17.9, -3.3)
Global Cure	77.7% (206/265)	67.1% (190/283)	0.006	(3.1, 17.9)

modified Intent-to-Treat (mITT)	OPT-80 (200mg bid)	Vancocin® capsules (125mg qid)	p-value	95% Confidence Interval
Clinical Cure	88.2% (253/287 patients)	85.8% (265/309 patients)	NA	(-3.1,)*
Recurrence	15.4% (39/253)	25.3% (67/265)	0.005	(-16.6, -2.9)
Global Cure	74.6% (214/287)	64.1% (198/309)	0.006	(3.1, 17.7)

* one-sided 97.5% CI

NA= Not Applicable (trial met non-inferiority endpoint)

The Per Protocol (Microbiologically Evaluable) Population is the patient group with CDI confirmed by diarrhea with a positive toxin assay, met all inclusion/exclusion criteria, and received at least 3 days of therapy and were considered a failure or at least 8 days of therapy and were considered a cure.

The Modified Intent-to-Treat Population is the patient group with CDI confirmed by diarrhea  with a positive toxin assay and received at least one dose of study medication.

The Phase 3 clinical trial was a multi-center, randomized, double-blind trial in which 629 adult subjects were enrolled.  Subjects with confirmed CDI received either 200 mg OPT-80 dosed orally twice daily or 125 mg Vancocin dosed orally four times daily. The study was conducted in more than 100 clinical sites throughout North America.  The objective of the study was to show that a 10-day course of OPT-80 was at least as efficacious (non-inferior) and safe as a 10-day course of Vancocin (vancomycin hydrochloride capsules, USP) for the treatment of CDI.

The primary endpoint of the study was clinical cure, defined as patients requiring no further CDI therapy two days after completion of study medication, as determined by the investigator.  The secondary endpoint evaluated CDI recurrence up to four weeks post therapy with recurrence defined as the return of diarrhea associated with CDI confirmed by a positive toxin test.  Global cure, an exploratory endpoint, was defined as patients who were cured and did not have a recurrence.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

Dated: November 10, 2008	By:	/s/ John D. Prunty
John D. Prunty
Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)